UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 31, 2011
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1-4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee 38125
(Address of Principal Executive Offices) (Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

            On January 31, 2011, Thomas & Betts Corporation, by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced the financial results for the fourth fiscal quarter and fiscal year ended December 31, 2010.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated January 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation
(Registrant)

By: /s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and
Assistant Secretary

Date:	January 31, 2011

Exhibit Index

Exhibit	Description of Exhibits

99.1	Press Release of the Registrant dated January 31, 2011